April 17, 2023 NYSE: STT 1Q 2023 Financial Highlights

2 Preface and forward-looking statements This presentation includes certain highlights of, and also material supplemental to, State Street Corporation’s news release announcing its first quarter 2023 financial results. That news release contains a more detailed discussion of many of the matters described in this presentation and is accompanied by an Addendum with detailed financial tables. This presentation is designed to be reviewed together with that news release and that Addendum, which are available on State Street’s website, at http://investors.statestreet.com, and are incorporated herein by reference. This presentation (and the conference call accompanying it) contains forward-looking statements as defined by United States securities laws. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and uncertainties. The forward-looking statements in this presentation speak only as of the time this presentation is first furnished to the SEC on a Current Report on Form 8-K, and State Street does not undertake efforts to revise forward-looking statements. See “Forward-looking statements” in the Appendix for more information, including a description of certain factors that could affect future results and outcomes. Certain financial information in this presentation is presented on both a GAAP basis and on a basis that excludes or adjusts one or more items from GAAP. The latter basis is a non-GAAP presentation. Refer to the Appendix for explanations of our non-GAAP financial measures and to the Addendum for reconciliations of our non-GAAP financial information.

3 1Q23 highlights All comparisons are to corresponding prior year period unless noted otherwise A Weekly average deposit level comparison between week ended March 10, 2023 and week ended March 31, 2023. Refer to the Appendix included with this presentation for endnotes 1 to 19. Financial Performance • EPS of $1.52, down (3)% YoY • Total revenue of $3.1B, up 1% YoY, with NII up 50% primarily reflecting higher global interest rates and fee revenue down (9)% mainly due to lower average market levels • Total expenses of $2.4B, up 2% YoY, primarily driven by continued business investments and higher salaries, partially offset by productivity savings Business momentum • AUC/A of $37.6T at quarter-end; business yet to be installed of $3.6T at quarter-end1 ‒ New servicing wins of $112B, about half of which were higher fee rate Alternatives mandates • Reported 1 new Alpha mandate in 1Q23 • AUM of $3.6T at quarter-end, with SSGA’s strong Cash franchise benefitting from late-1Q23 industry shift to Money Market funds1 • ARR in Front office software and data services of $273M, up 16%2 • Announced our agreement to acquire CF Global Trading to further expand outsourced trading capabilities and broaden Alpha platform Balance sheet and capital • Supported our clients and the banking system in the current environment ‒ Weekly average deposits increased 5% since week ended March 10A ‒ Provided term liquidity support to a U.S. financial institution as part of an 11 large bank industry consortium • ROE of 9.3% and CET1 ratio of 12.1% at quarter end3 • Returned ~$1.5B of capital in 1Q23, consisting of $1.25B in common stock repurchases and $212M of declared common stock dividends

Summary of 1Q23 financial results

Financial results

(GAAP; $M, except EPS data, or where otherwise noted)	Quarters			%Δ		1Q22 %Δ ex-currency translation[A]
	1Q22	4Q22	1Q23	4Q22	1Q22	
Revenue:						
Back office servicing fees	$1,268	$1,115	$1,131	1%	(11)%	*(9)%*
Middle office services	100	88	86	(2)	(14)	*(13)*
Servicing fees	1,368	1,203	1,217	1	(11)	*(10)*
Management fees	520	457	457	-	(12)	*(11)*
Foreign exchange trading services	359	367	342	(7)	(5)	*(5)*
Securities finance	96	103	109	6	14	*15*
Front office software and data	138	159	109	(31)	(21)	*(20)*
Lending related and other fees	63	57	56	(2)	(11)	*(11)*
Software and processing fees	201	216	165	(24)	(18)	*(17)*
Other fee revenue	29	18	45	nm	55	*55*
Total fee revenue	2,573	2,364	2,335	(1)	(9)	*(8)*
Net interest income	509	791	766	(3)	50	*52*
Total revenue	**$3,081**	**$3,155**	**$3,101**	**(2)%**	**1%**	*2%*
Provision for credit losses	**-**	**$10**	**$44**	**nm**	**nm**	*nm*
Total expenses	**$2,327**	**$2,256**	**$2,369**	**5%**	**2%**	*4%*
Net income	**$604**	**$733**	**$549**	**(25)%**	**(9)%**	
Diluted earnings per share	**$1.57**	**$1.91**	**$1.52**	**(20)%**	**(3)%**	
Return on average common equity	**9.5%**	**11.8%**	**9.3%**	**(2.5)%pts**	**(0.2)%pts**	
Pre-tax margin	**24.5%**	**28.2%**	**22.2%**	**(6.0)%pts**	**(2.3)%pts**	
Tax rate	**19.9%**	**17.6%**	**20.2%**	**2.6%pts**	**0.3%pts**	
Ex-notable items, non-GAAP[A]:						
Total revenue	*$3,081*	*$3,132*	*$3,101*	*(1)%*	*1%*	*2%*
Total expenses	*$2,318*	*$2,155*	*$2,369*	*10%*	*2%*	*4%*
EPS	*$1.59*	*$2.07*	*$1.52*	*(27)%*	*(4)%*	
Pre-tax margin	*24.8%*	*30.9%*	*22.2%*	*(8.7)%pts*	*(2.6)%pts*	

Notable items

($M, except EPS data)	Quarters[A]		
	1Q22	4Q22	1Q23
Acquisition and restructuring costs	($9)	($31)	-
Repositioning charges[B]	-	(70)	-
Revenue-related recovery[C]	-	23	-
Total notable items (pre-tax)	**($9)**	**($78)**	**-**
EPS impact	**($0.02)**	**($0.16)**	**$0.00**

1Q23 provision for credit losses of $44M included $29M, or $0.06 EPS impact, associated with industry support for a U.S. financial institution[D]

[A] These are non-GAAP presentations; ex-currency translation percentage changes are in reference to the YoY quarterly comparison between 1Q23 and 1Q22 which excludes the impact of foreign currency translation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. [B] 4Q22 repositioning charges represents repositioning charges of $50M related to compensation and benefits and $20M related to occupancy costs. [C] 4Q22 revenue-related recovery associated with the settlement proceeds from a 2018 FX benchmark litigation resolution, which is reflected in FX trading services revenue. [D] $29M of provisions is consistent with the treatment of other cash placements under CECL.

STATE STREET | 4

AUC/A and AUM levels, markets and flows performance

AUC/A ($T, as of period-end)[1]


-10%
+2%
$41.7
$36.7
$37.6
1Q22
4Q22
1Q23

- Down (10)% YoY largely driven by lower quarter-end market levels
- Up 2% QoQ primarily due to higher quarter-end market levels and client flows

AUM ($B, as of period-end)[1]


-10%
+4%
$4,022
$3,481
$3,618
1Q22
4Q22
1Q23

- Down (10)% YoY mainly reflecting lower quarter-end market levels and net outflows
- Up 4% QoQ primarily due to higher quarter-end market levels, partially offset by net outflows

Market indices[4]

(% change)		1Q23 vs	
		4Q22	1Q22
S&P 500	*EOP*	7%	(9)%
	Daily Avg	4	(10)
MSCI EAFE	*EOP*	8	(4)
	Daily Avg	11	(7)
MSCI EM	*EOP*	4	(13)
	Daily Avg	9	(16)
MSCI ACWI	*EOP*	7	(9)
	Daily Avg	6	(11)
Bloomberg Global Agg	*EOP*	3	(8)

Select industry flows[5]

($B)	Total flows[A]		
	1Q22	4Q22	1Q23
Long Term Funds	($67)	$(353)	$(59)
Money Market	(143)	148	466
ETF	181	193	78
North America Total	(29)	(12)	485
EMEA Total	(14)	206	103

[A] Line items may not sum to total due to rounding.
Refer to the Appendix included with this presentation for endnotes 1 to 19.

STATE STREET. | 5

Revenue: Servicing fees

Servicing fees ($M)

Total revenue	$3,081	$2,953	$2,959	$3,155	$3,101	YoY +1% QoQ (2)%



-11%
-10% ex-FX^
+1%
$1,368
$1,297
$1,219
$1,203
$1,217
YoY %
Back office servicing fees
1,268
1,205
1,126
1,115
1,131
-11%
-9% ex-FX
Middle office services
100
92
93
88
86
-14%
-13% ex-FX
1Q22
2Q22
3Q22
4Q22
1Q23

AUC/A sales performance indicators ($B)[1]

	1Q22	2Q22	3Q22	4Q22	1Q23
AUC/A wins	$302	$972	$233	$434	$112
AUC/A to be installed	2,909	3,632	3,413	3,608	3,647

- *Servicing fees were negatively impacted by currency translation YoY by $20M and positively impacted QoQ by $12M*

1Q23 performance

Servicing fees of $1,217M down (11)% YoY and up 1% QoQ; down (10)% YoY ex-FX

- Down (11)% YoY primarily driven by lower average equity and bond market levels, client activity/adjustments, and normal pricing headwinds, partially offset by net new business
- Up 1% QoQ mainly due to higher average equity market levels, partially offset by lower client activity/adjustments

Back office servicing fees of $1,131M down (11)% YoY and up 1% QoQ, generally consistent with total servicing fees above; Middle office services decreased (14)% YoY, primarily reflecting lower average market levels, client AUM and client activity/adjustments

Investment Services business momentum[1]

- Winning new business across client segments including new mandates in the growing Alternatives segment
  - Continued demand in Alternatives with ~$50B of new AUC/A wins
- Significant installations expected in 2Q23

^ This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures.
Refer to the Appendix included with this presentation for endnotes 1 to 19.

STATE STREET | 6

Revenue: Management fees

Management fees ($M)

Total revenue	$3,081	$2,953	$2,959	$3,155	$3,101	YoY +1% QoQ (2)%



-12%
-11% ex-FX[A]
Flat
$520
$490
$472
$457
$457
1Q22
2Q22
3Q22
4Q22
1Q23

Performance indicators ($B)[1]

AUM	$4,022	$3,475	$3,265	$3,481	$3,618
Net flows (QoQ)	51	(62)	(9)	(17)	(26)

- *Management fees were negatively impacted by currency translation YoY by $5M and positively impacted QoQ by $4M*

1Q23 performance

Management fees of $457M down (12)% YoY and flat QoQ; down (11)% YoY ex-FX

- Down (12)% YoY primarily due to lower average market levels and a previously reported client-specific pricing adjustment
- Flat QoQ as higher average market levels were offset by full-quarter net Institutional and Cash outflows, which were tempered by Money Market funds inflows in March

Investment Management business momentum[1]

- **ETFs:** Continued to build on strategic growth segments with net inflows in SPDR® Portfolio Low-Cost Equity and Fixed Income suites
- **Institutional:** Experienced net outflows while sustaining momentum in Defined Contribution with Target Date franchise net inflows of $6B
- **Cash:** Strong franchise leveraged flight to quality with net inflows into Money Market funds, worth 7% of Cash AUM since week ended March 10th, largely reversing outflows from earlier in the quarter[B]

[A] This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. [B] Cash AUM and net flow comparison is between March 10, 2023 and March 31, 2023.
Refer to the Appendix included with this presentation for endnotes 1 to 19.

STATE STREET | 7

Revenue: Markets, Software and processing, and Other fee revenue

Markets, Software & processing, and Other fees

(Ex-notable items, non-GAAP, $M)[A]


Total Revenue (GAAP)
$3,081
$2,953
$2,959
$3,155
$3,101
YoY +1%
QoQ (2)%
$685
$583
$608
$681
$661
YoY %
FX trading[6]
359
331
319
344
342
(5)%
Securities finance
96
107
110
103
109
+14%
Software & processing
201
188
184
216
165
(18)%
Other fees[C]
29
(43)
(5)
18
45
+55%
1Q22
2Q22
3Q22
4Q22
1Q23

1Q23 performance

(Ex-notable items, non-GAAP, $M)[A]

- **FX trading services of $342M**[6]
  - Down (5)% YoY primarily reflecting the absence of unusually high client FX volumes in the prior year, partially offset by higher FX spreads
  - GlobalLink money market sweep balances increased 13% since week ended March 10th[B]
- **Securities finance of $109M**
  - Up 14% YoY primarily from higher specials activity, partially offset by lower balances
  - Up 6% QoQ primarily driven by higher specials activity
- **Software and processing fees of $165M**
  - Down (18)% YoY and (24)% QoQ primarily driven by lower front office software and data revenue associated with CRD

    Front office software and data of $109M down (21)% YoY and (31)% QoQ

    Lending related and other of $56M down (11)% YoY and down (2)% QoQ
- **Other fee revenue of $45M**[C]
  - Increased $16M YoY primarily due to positive market-related adjustments
  - Increased $27M QoQ primarily driven by fair value adjustments on equity investments

[A] These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. [B] GlobalLink cash balance sweeps comparison is between March 10, 2023 and March 31, 2023. [C] Other fee revenue primarily consists of income from equity method investments and certain tax-advantaged investments, as well as market-related adjustments.

STATE STREET | 8

Revenue: Enterprise solutions enabled by State Street Alpha

Front office software and data ($M)[A]



Total revenue
$3,081
$2,953
$2,959
$3,155
$3,101
YoY +1%
QoQ (2)%
-21%
-31%
$138
$126
$127
$159
$109
On-premises[7]
36
25
26
59
6
Professional services
29
24
20
16
22
Software-enabled (incl. SaaS)[7]
70
74
78
81
78
1% YoY Growth
1Q22
2Q22
3Q22
4Q22
1Q23

1Q23 performance

- Down (21)% YoY primarily driven by lower on-premises renewals and professional services revenue
- Down (31)% QoQ mainly due to lower on-premises renewals, partially offset by higher professional services revenue

Future growth driven by Front, Middle and Alpha

($M)	1Q22	4Q22	1Q23
Front office metrics			
New bookings[8]	$5	$21	**$2**
ARR[2]	235	272	**273**
Uninstalled revenue backlog[9]	93	97	**100**
Middle office metric			
Uninstalled revenue backlog[10]	63	104	**104**
Alpha metrics			
# of mandate wins	-	2	**1**
Live mandates to-date	11	12	**12**

Business momentum

- 1Q23 Front office uninstalled revenue backlog up 8% YoY largely driven by new business wins in Alpha Data Platform
- 1Q23 ARR increased 16% YoY driven by ~20 SaaS client implementations
- Advanced the CRD Wealth strategy in APAC with the first Wealth mandate win in the region

[A] Front office software and data revenue primarily includes revenue from CRD, Alpha Data Platform and Alpha Data Services. Includes Other revenue of $3M in each quarter from 1Q22 through 1Q23. Revenue line items may not sum to total due to rounding.
Refer to the Appendix included with this presentation for endnotes 1 to 19.

STATE STREET | 9

Revenue: Net interest income

NII and NIM ($M)[11]

Total revenue	$3,081	$2,953	$2,959	$3,155	$3,101	YoY +1% QoQ (2)%



+50%
-3%
$509
$584
$660
$791
$766
1Q22
2Q22
3Q22
4Q22
1Q23

NIM[11] (FTE, %)	0.80%	0.94%	1.11%	1.29%	**1.31%**

Average balance sheet highlights ($B)[A]

	1Q22	2Q22	3Q22	4Q22	**1Q23**
Total assets	$295	$291	$275	$284	**$277**
Cash[B]	81	80	72	87	**81**
Investment portfolio	119	114	109	106	**107**
HTM % (EOP)	*38%*	*59%*	*61%*	*61%*	***60%***
Duration (EOP)[12]	*2.8*	*2.8*	*2.7*	*2.6*	***2.8***
Loans	34	36	35	35	**34**
Total deposits	$233	$228	$213	$217	**$210**
% operational[C]	*74%*	*76%*	*76%*	*73%*	***75%***

1Q23 performance

- Up 50% YoY largely due to higher short-term market rates from global central bank hikes, an increase in long-term interest rates, and balance sheet positioning, partially offset by lower average deposits
- Down (3)% QoQ primarily driven by lower average non-interest bearing deposit balances, partially offset by higher short-term market rates from central bank hikes

Assets and liabilities

- Average assets declined (6)% YoY and (2)% QoQ
- Average deposits declined (10)% YoY and (3)% QoQ
  - Average weekly deposit levels at quarter-end increased 5% as compared with week ended March 10[D]
- Operational deposits as a percent of total deposits remain consistent

[A] Line items are rounded. [B] Includes Cash and due from banks and Interest-bearing deposits with banks. [C] Calculated as Operational deposits divided by Total deposits, in the respective periods.
[D] Weekly average deposit level comparison between week ended March 10, 2023 and week ended March 31, 2023.
Refer to the Appendix included with this presentation for endnotes 1 to 19.

STATE STREET | 10

Expenses

Expenses

(Ex-notable items, non-GAAP, $M)[A]



+2%
+4% ex-FX[A]
+10%
$2,318
$2,155
$2,369
Comp. & benefits[B]
1,232
1,058
1,292
Info. sys.
423
416
414
Tran. processing
264
240
239
Occupancy
95
86
94
Other[13]
304
355
330
1Q22
4Q22
1Q23

	1Q22	4Q22	1Q23	
GAAP Expenses	$2,327	$2,256	**$2,369**	YoY +2% QoQ +5%
Headcount	39,335	42,226	**42,786**	YoY +9% QoQ +1%

- *Total expenses on both a GAAP and ex-notables basis were positively impacted by currency translation YoY by $42M and negatively impacted QoQ by $23M*
- *Headcount up 9% YoY primarily driven by operational support for business growth segments, technology investments, in-sourcing, and lower attrition rates*

1Q23 performance

(Ex-notable items, non-GAAP, $M)[A]

Expenses of $2,369M up 2% YoY and 10% QoQ; up 4% YoY ex-FX[A]

- **Compensation and employee benefits of $1,292M[14]**
  - Up 5% YoY mainly due to higher salaries and headcount
  - Up 22% QoQ largely driven by seasonal expenses[B]
- **Information systems and communications of $414M**
  - Down (2)% YoY largely due to optimization savings, partially offset by technology and infrastructure investments
- **Transaction processing services of $239M**
  - Down (9)% YoY mainly reflecting lower sub-custody costs from market levels and lower broker fees
- **Occupancy of $94M[14]**
  - Up 9% QoQ primarily reflecting the absence of a prior period episodic sale-leaseback transaction
- **Other of $330M[14]**
  - Up 9% YoY largely reflecting higher professional fees, travel costs and marketing costs
  - Down (7)% QoQ largely reflecting lower marketing costs, travel costs and recoverable client-related expenses

[A] These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. [B] 1Q22 and 1Q23 include $208M and $181M, respectively, of seasonal expenses.
Refer to the Appendix included with this presentation for endnotes 1 to 19.

STATE STREET | 11

Capital and liquidity ratios

Ratios (%, as of period-end)[3]



CET1 (Standardized)
11.9%
12.9%
13.2%
13.6%
12.1%
10-11% STT Target
1.0%
2.5%
4.5%
8.0%
G-SIB surcharge[15]
SCB[16]
Minimum ratio
1Q22
2Q22
3Q22
4Q22
1Q23
Requirement
Tier 1 leverage
5.9%
6.0%
6.4%
6.0%
5.9%
5.25-5.75% STT Target
4.0%
Minimum ratio
1Q22
2Q22
3Q22
4Q22
1Q23
Requirement
State Street Bank and Trust LCR[17]
127%
122%
116%
120%
124%
100%
1Q22
2Q22
3Q22
4Q22
1Q23
Requirement

^A OCI impact of investment portfolio on regulatory capital is a sub-component within GAAP AOCI.
Refer to the Appendix included with this presentation for endnotes 1 to 19.

Capital and liquidity highlights

- 1Q23 standardized CET1 ratio at quarter-end of 12.1% decreased (1.5)%pts QoQ primarily driven by the continuation of our common share repurchase program and expected normalization of RWAs
- 1Q23 Tier 1 leverage ratio of 5.9% at quarter-end decreased (0.1)%pts QoQ mainly due to the continuation of our share repurchase program, partially offset by a reduction in average balance sheet size
- Liquidity coverage ratio (LCR) for State Street Corporation increased 2%pts QoQ to ~108%; LCR for State Street Bank and Trust Company increased 4%pts QoQ to ~124%[17]
- Returned ~$1.5B of capital in 1Q23 consisting of $1.25B of common share repurchases and $212M in common stock dividends

Capital ($B unless noted otherwise, capital metrics as of period-end)

	1Q22	4Q22	1Q23
Standardized CET1			
CET1 capital	$15.0	$14.5	**$14.0**
Risk weighted assets	127	107	**115**
Tier 1 leverage			
Tier 1 capital	17.0	16.5	**16.0**
Leverage exposure[18]	286	276	**269**
OCI impact of investment portfolio on regulatory capital[A]	(1.3)	0.2	**0.2**

STATE STREET | 12

13 • EPS of $1.52, down (3)%; ROE of 9.3% – Fee revenue down (9)% mainly driven by lower market levels – NII up 50% primarily due to higher global interest rates – Expenses up 2% primarily reflecting continued business investments and higher salaries, partially offset by continued productivity savings • Business momentum – New business AUC/A wins of $112B; AUC/A yet to be installed of $3.6T at quarter-end1 • Significant AUC/A installations expected in 2Q23 – AUM of $3.6T at quarter-end, with SSGA’s strong Cash franchise benefitting from late-1Q23 industry shift to Money Market funds1 – Announced our agreement to acquire CF Global Trading to further expand outsourced trading capabilities – ARR in Front office software and data services of $273M, up 16%2 • Momentum across the front office and data franchise, with several SaaS conversions and on-premises renewals expected in 2Q23 • Capital and liquidity – Tangible book value per share of $42.34, an increase of ~1% QoQ – LCR for State Street Corporation increased 2%pts QoQ to ~108%; LCR for State Street Bank and Trust Company increased 4%pts QoQ to ~124%17 – Returned ~$1.5B of capital through common share repurchases of $1.25B and common dividends of $212M • Continue to expect FY2023 total common share buyback of up to $4.5B to be repurchased at pace over the course of the year, subject to market conditions19 Summary 1Q23 financial review All comparisons are to corresponding prior year periods unless noted otherwise Refer to the Appendix included with this presentation for endnotes 1 to 19.

14 Appendix 1Q23 line of business performance 15 Reconciliation of notable items 16 Reconciliation of constant currency impacts 17 Endnotes 18 Forward-looking statements 19 Non-GAAP measures 20 Definitions 21

15 1,834 State StreetC 1Q23 line of business performance Investment Servicing Total revenueA 509 762 2,050 1,834 1Q22 1Q23 $2,596M$2,558M Pre-tax income Fee revenue NII Pre-tax margin 24.7% 22.1% -2.6%pts YoY % ∆ -11% +50% +1% -9% Investment Management Total revenueB 1Q22 1Q23 $505M$523M Pre-tax income Pre-tax margin 25.6% 23.6% -2.0%pts 1Q22 1Q23 $134M $119M YoY % ∆ -3% -11% Total revenue ex-notable itemsA,D 509 766 2,573 2,335 1Q22 $3,081M 1Q23 $3,101M Pre-tax income ex-notable itemsC Fee revenue NII Pre-tax margin ex-notable itemsD 24.8% 22.2% -2.6%pts YoY % ∆ -9% +50% +1% -10% A Total revenue also includes Other income of $(1)M in 1Q22. B 1Q23 Total revenue includes $4M in NII. C State Street includes line of business results from Investment Servicing, Investment Management, and Other. Refer to the Addendum for further line of business information. D This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures. $574M 1Q22 1Q23 $633M 1Q22 1Q23 $688M $763M

Reconciliation of notable items

Quarterly reconciliation

(Dollars in millions, unless noted otherwise)	1Q22	2Q22	3Q22	4Q22	1Q23	% Change 1Q23 vs. 1Q22	% Change 1Q23 vs. 4Q22
Total revenue, GAAP-basis	$ 3,081	$ 2,953	$ 2,959	$ 3,155	$ 3,101	0.6%	(1.7)%
Less: Fee revenue				(23)			
Total revenue, excluding notable items	**3,081**	**2,953**	**2,959**	**3,132**	**3,101**	0.6%	(1.0)%
Total expenses, GAAP basis	2,327	2,108	2,110	2,256	2,369	1.8%	5.0%
Less: Notable expense items:							
Acquisition and restructuring costs	(9)	(12)	(13)	(31)			
Repositioning charges:							
Compensation and employee benefits				(50)			
Occupancy				(20)			
Repositioning charges				(70)	-		
Total expenses, excluding notable items	**2,318**	**2,096**	**2,097**	**2,155**	**2,369**	2.2%	9.9%
Seasonal expenses	(208)				(181)		
Total expenses, excluding notable items and seasonal expense items	**$ 2,110**	**$ 2,096**	**$ 2,097**	**$ 2,155**	**$ 2,188**	3.7%	1.5%
Operating leverage, GAAP-basis (%pts)[A]						(120) bps	(670) bps
Operating leverage, excluding notable items (%pts)[B]						(160)	(1,090)
Pre-tax margin, GAAP-basis (%)	24.5%	28.3%	28.7%	28.2%	22.2%	(230)	(600)
Notable items as reconciled above (%)	0.3%	0.4%	0.4%	2.7%	-		
Pre-tax margin, excluding notable items (%)	**24.8%**	**28.7%**	**29.1%**	**30.9%**	**22.2%**	(260)	(870)
Net income available to common shareholders, GAAP-basis	$ 583	$ 712	$ 669	$ 696	$ 525	(9.9)%	(24.6)%
Notable items as reconciled above: pre-tax	9	12	13	78			
Tax impact on notable items as reconciled above	(2)	(3)	(3)	(21)			
Net income available to common shareholders, excluding notable items	**$ 590**	**$ 721**	**$ 679**	**$ 753**	**$ 525**	(11.0)%	(30.3)%
Diluted EPS, GAAP-basis	$ 1.57	$ 1.91	$ 1.80	$ 1.91	$ 1.52	(3.2)%	(20.4)%
Notable items as reconciled above	0.02	0.03	0.02	0.16	-		
Diluted EPS, excluding notable items	**$ 1.59**	**$ 1.94**	**$ 1.82**	**$ 2.07**	**$ 1.52**	(4.4)%	(26.6)%

[A] Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses. [B] Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.

STATE STREET | 16

17 Reconciliation of constant currency impacts A Other includes Other expenses and Amortization of intangible assets. Reconciliation of Constant Currency FX Impacts (Dollars in millions) 1Q22 4Q22 1Q23 1Q23 vs. 1Q22 1Q23 vs. 4Q22 1Q23 vs. 1Q22 1Q23 vs. 4Q22 1Q23 vs. 1Q22 1Q23 vs. 4Q22 Non-GAAP basis Total revenue, excluding notable items $ 3,081 $ 3,132 $ 3,101 $ (34) $ 29 $ 3,135 $ 3,072 1.8% (1.9)% Compensation and employee benefits, excluding notable items $ 1,232 $ 1,058 $ 1,292 $ (30) $ 13 $ 1,322 $ 1,279 7.3% 20.9% Information systems and communications, excluding notable items 423 416 414 (3) 2 417 412 (1.4)% (1.0)% Transaction processing services, excluding notable items 264 240 239 (4) 3 243 236 (8.0)% (1.7)% Occupancy, excluding notable items 95 86 94 (3) 1 97 93 2.1% 8.1% Other expenses, excluding notable itemsA 304 355 330 (2) 4 332 326 9.2% (8.2)% Total expenses, excluding notable items $ 2,318 $ 2,155 $ 2,369 $ (42) $ 23 $ 2,411 $ 2,346 4.0% 8.9% Reported Currency Translation Impact Excluding Currency Impact % Change Constant Currency

18 Endnotes 1. New asset servicing mandates, including announced Alpha front-to-back investment servicing clients, may be subject to completion of definitive agreements, approval of applicable boards and shareholders and customary regulatory approvals. New asset servicing mandates and servicing assets remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission to publicly disclose and is not yet installed. These excluded assets, which from time to time may be significant, will be included in new asset servicing mandates and reflected in servicing assets remaining to be installed in the period in which the client provides its permission. Servicing mandates and servicing assets remaining to be installed in future periods are presented on a gross basis and therefore also do not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street, which from time to time may be significant. New business in assets to be serviced is reflected in our AUC/A after we begin servicing the assets, and new business in assets to be managed is reflected in our AUM after we begin managing the assets. As such, only a portion of any new asset servicing and asset management mandates may be reflected in our AUC/A and AUM as of any particular date specified. Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month. Generally, our servicing fee revenues are affected by several factors, and we provide varied services from our full suite of offerings to different clients. The basis for fees will also differ across regions and clients and can reflect pricing pressures traditionally experienced in our industry. Consequently, no assumption should be drawn as to future revenue run rate from announced servicing wins or new servicing business yet to be installed, as the amount of revenue associated with AUC/A can vary materially. Management fees also are generally affected by various factors, including investment product type and strategy and relationship pricing for clients, and are more sensitive to market valuations than are servicing fees. Therefore, no assumption should be drawn from management fees associated with changes in AUM levels. 2. Front office software and data annual recurring revenue (ARR), an operating metric, is calculated by annualizing current quarter revenue for CRD and Mercatus and includes the annualized amount of most software-enabled revenue, including revenue generated from SaaS, maintenance and support revenue, FIX, and value-added services, which are all expected to be recognized ratably over the term of client contracts. Front office software and data ARR does not include software-enabled brokerage revenue, revenue from affiliates and licensing fees (excluding the portion allocated to maintenance and support) from on-premises software. 3. Unless otherwise noted, all capital ratios referenced on this slide and elsewhere in this presentation refer to State Street Corporation, or State Street, and not State Street Bank and Trust Company. All capital ratios are as of quarter end. The lower of capital ratios calculated under the Basel III advanced approaches and under the Basel III standardized approach are applied in the assessment of our capital adequacy for regulatory purposes. Standardized approach ratios were binding for 1Q22 to 1Q23. Refer to the Addendum for descriptions of these ratios. March 31, 2023 capital ratios are presented as of quarter-end and are preliminary estimates. 4. The index names listed are service marks of their respective owners. 5. Data presented for indicative purposes. Morningstar data includes long-term mutual funds, ETFs and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database. The long-term fund flows reported by Morningstar in North America are composed of U.S. domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. 1Q23 data for North America (U.S. domiciled) includes Morningstar actuals for January and February 2023 and Morningstar estimates for March 2023. 1Q23 data for EMEA is on a rolling three month basis for December 2022 through February 2023. 6. FX trading services in 4Q22 included notable items related to a revenue-related recovery of $23M. Excluding the notable item,1Q23 FX trading services of $342M was down (5)% compared to 4Q22 FX trading services of $344M. 7. On-premises revenue is revenue derived from locally installed software. Software-enabled revenue includes SaaS, maintenance and support revenue, FIX, brokerage, and value-add services. The revenue recognition pattern for on-premises installations differs from software-enabled revenue. 8. Front office bookings represent signed ARR contract values for CRD, Mercatus, Alpha Data Platform, and Alpha Data Services excluding bookings with affiliates, including SSGA. Front office revenue derived from affiliate agreements is eliminated in consolidation for financial reporting purposes. 9. Represents expected ARR from signed client contracts that are scheduled to be largely installed over the next 24 months for CRD, Mercatus and Alpha Data Services. It includes SaaS revenue, as well as maintenance and support revenue, and excludes the one-time impact of on-premises license revenue, revenue generated from FIX, brokerage, value-add services, and professional services as well as revenue from affiliates. 10. Represents expected annual revenue from signed client contracts that are scheduled to be largely installed over the next 24 months. This amount of expected revenue is estimated based on factors present on or about the time the contract was signed (and is not updated based on subsequent developments, including changes in assets, market valuations and scope). It does not include professional services revenue or revenue from affiliates. 11. NII is presented on a GAAP-basis. NIM is presented on a fully taxable-equivalent (FTE) basis, and is calculated by dividing FTE NII by average total interest-earning assets. Refer to the Addendum for reconciliations of NII FTE-basis to NII GAAP-basis on the Average Statement of Condition. 12. Duration as of period end and based on the total investment portfolio. 13. Other includes Other expenses and Amortization of intangible assets. 14. Compensation and benefits expenses in 4Q22 included notable items related to repositioning charges of $50M. Excluding these notable items, 1Q23 adjusted Compensation and benefits of $1,292 was up 22% compared to 4Q22 adjusted Compensation and benefits of $1,058M. Occupancy expenses in 4Q22 included notable items related to repositioning charges of $20M. Excluding these notable items,1Q23 adjusted Occupancy of $94M was up 9% compared to 4Q22 adjusted Occupancy of $86M. Other expenses in 4Q22 and 1Q22 included notable items related to acquisition and restructuring costs of $31M and $9M. Excluding all these notable items, 1Q23 adjusted Other expenses of $330M was up 9% compared to 1Q22 adjusted Other expenses of $304M and down (7)% compared to 4Q22 adjusted Other expenses of $355M. 15. State Street received a regulatory exemption to maintain its 1.0% G-SIB capital surcharge until January 1, 2024. 16. The SCB of 2.5% effective on October 1, 2022 is calculated based upon the results of the CCAR 2022 exam. 17. State Street Bank and Trust's (SSBT) LCR is significantly higher than State Street Corporation's (SSC) LCR, primarily due to application of the transferability restriction in the U.S. LCR Final Rule to the calculation of SSC’s LCR. This restriction limits the amount of HQLA held at SSC’s principal banking subsidiary, SSBT and available for the calculation of SSC’s LCR to the amount of net cash outflows of SSBT. This transferability restriction does not apply in the calculation of SSBT’s LCR, and therefore SSBT’s LCR reflects the full benefit of all of its HQLA holdings. LCR for 4Q22, as presented, is revised from prior reporting to reflect corrections to maturity dates, increasing the amount of encumbered securities collateral associated with certain repurchase agreements. 18. Leverage exposure is equal to average consolidated assets less applicable Tier 1 leverage capital reductions under regulatory standards. 19. Stock purchases under our common stock repurchase programs may be made using various types of transactions, including open-market purchases, accelerated share repurchases or other transactions off the market, and may be made under Rule 10b5-1 trading programs. The timing and amount of any stock purchases and the type of transaction may not be ratable over the duration of the program, may vary from reporting period to reporting period and will depend on several factors, including our capital position and financial performance, investment opportunities, market conditions, regulatory considerations including the nature and timing of implementation of revisions to the Basel III framework, and the amount of common stock issued as part of employee compensation programs. The common share repurchase programs do not have specific price targets and may be suspended at any time.

19 Forward-looking statements This Presentation (and the conference call referenced herein) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “outlook,” “priority,” “will,” “expect,” “intend,” “aim,” “outcome,” “future,” “strategy,” “pipeline,” “trajectory,” "target," “guidance,” “objective,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “trend,” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued. We are subject to intense competition, which could negatively affect our profitability; We are subject to significant pricing pressure and variability in our financial results and our AUC/A and AUM; We could be adversely affected by geopolitical, economic and market conditions, including, for example, as a result of liquidity or capital deficiencies (actual or perceived) by other financial institutions and related market and government actions, the ongoing war in Ukraine, actions taken by central banks to address inflationary pressures, challenging conditions in global equity markets, and disruptions in fixed income markets such as those impacting the UK gilts in the fourth quarter of 2022; Our development and completion of new products and services, including State Street AlphaSM or State Street DigitalSM, and the enhancement of our infrastructure required to meet increased regulatory and client expectations for resiliency and the systems and process re- engineering necessary to achieve improved productivity and reduced operating risk, involve costs, risks and dependencies on third parties; Our business may be negatively affected by our failure to update and maintain our technology infrastructure or as a result of a cyber-attack or similar vulnerability in our or business partners' infrastructure; Acquisitions, strategic alliances, joint ventures and divestitures, and the integration, retention and development of the benefits of our acquisitions, pose risks for our business; Competition for qualified members of our workforce is intense, and we may not be able to attract and retain the highly skilled people we need to support our business; We have significant international operations and clients that can be adversely impacted by disruptions in European and Asian economies; Our investment securities portfolio, consolidated financial condition and consolidated results of operations could be adversely affected by changes in the financial markets; Our business activities expose us to interest rate risk; We assume significant credit risk of counterparties, who may also have substantial financial dependencies on other financial institutions, and these credit exposures and concentrations could expose us to financial loss, particularly in an environment of liquidity and capital pressures (actual or perceived) on other financial institutions accompanied by swift market reactions; Our fee revenue represents a significant portion of our revenue and is subject to decline based on, among other factors, market and currency declines, investment activities and preferences of our clients and their business mix; If we are unable to effectively manage our capital and liquidity, our financial condition, capital ratios, results of operations and business prospects could be adversely affected; We may need to raise additional capital or debt in the future, which may not be available to us or may only be available on unfavorable terms; If we experience a downgrade in our credit ratings, or an actual or perceived reduction in our financial strength, our borrowing and capital costs, liquidity and reputation could be adversely affected; Our business and capital-related activities, including common share repurchases, may be adversely affected by regulatory capital, credit (counterparty and otherwise) and liquidity standards, market conditions and considerations; We face extensive and changing governmental regulation in the jurisdictions in which we operate, which may increase our costs and compliance risks and may affect our business activities and strategies; We are subject to enhanced external oversight as a result of the resolution of prior regulatory or governmental matters; Our businesses may be adversely affected by government enforcement and litigation; Our businesses may be adversely affected by increased political and regulatory scrutiny of ESG investing practices; Our efforts to improve our billing processes and practices are ongoing and may result in the identification of additional billing errors; Any misappropriation of the confidential information we possess could have an adverse impact on our business and could subject us to regulatory actions, litigation and other adverse effects; Our calculations of risk exposures, total RWA and capital ratios depend on data inputs, formulae, models, correlations and assumptions that are subject to change, which could materially impact our risk exposures, our total RWA and our capital ratios from period to period; Changes in accounting standards may adversely affect our consolidated results of operations and financial condition; Changes in tax laws, rules or regulations, challenges to our tax positions and changes in the composition of our pre-tax earnings may increase our effective tax rate; We could face liabilities for withholding and other non-income taxes, including in connection with our services to clients, as a result of tax authority examinations; The transition away from LIBOR may result in additional costs and increased risk exposure; Our internal control environment may be inadequate, fail or be circumvented, and operational risks could adversely affect our business and consolidated results of operations; Shifting operational activities to non-U.S. jurisdictions, changing our operating model and outsourcing portions of our operations to third parties may expose us to increased operational risk, geopolitical risk and reputational harm and may not result in expected cost savings or operational improvements; Attacks or unauthorized access to our or our business partners' information technology systems or facilities, or disruptions to our or their operations, could result in significant costs, reputational damage and impacts on our business activities; Long-term contracts and customizing service delivery for clients expose us to pricing and performance risk; Our businesses may be negatively affected by adverse publicity or other reputational harm; We may not be able to protect our intellectual property or may infringe upon the rights of third parties; The quantitative models we use to manage our business may contain errors that could adversely impact our business and regulatory compliance; Our reputation and business prospects may be damaged if our clients incur substantial losses or are restricted in redeeming their interests in investment pools that we sponsor or manage; The impacts of climate change, and regulatory responses to such risks, could adversely affect us; and We may incur losses as a result of unforeseen events including terrorist attacks, natural disasters, the emergence of a new pandemic or acts of embezzlement. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2022 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this Presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

20 Non-GAAP measures In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non- GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as “expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, may also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Refer to the Addendum for reconciliations of our non-GAAP financial information. To access the Addendum go to http://investors.statestreet.com and click on “Filings & Reports – Quarterly Earnings”.

21 Definitions ACWI All Country World Index AOCI Accumulated other comprehensive income APAC Asia-Pacific ARR Annual recurring revenue AUC/A Assets under custody and/or administration AUM Assets under management Bloomberg Global Aggregate Bloomberg Global Aggregate represents Bloomberg Global Aggregate Bond Index Bps Basis points, with one basis point representing one hundredth of one percent CECL Current expected credit losses CET1 ratio Common equity tier 1 ratio CRD Charles River Development Diluted earnings per share (EPS) Net income available to common shareholders divided by diluted average common shares outstanding for the noted period EAFE Europe, Australia, and Far East EM Emerging markets EMEA Europe, Middle East and Africa EOP End of period EPS Earnings per share ETF Exchange-traded fund FTE Fully taxable equivalent FX Foreign exchange FY Full-year GAAP Generally accepted accounting principles in the United States G-SIB Global systemically important bank HTM Held-to-maturity LCR Liquidity Coverage Ratio Net interest income (NII) Income earned on interest bearing assets less interest paid on interest bearing liabilities Net interest margin (NIM) (FTE) Fully taxable-equivalent (FTE) Net interest income divided by average total interest-earning assets nm Not meaningful OCI Other comprehensive income On-premises On-premises revenue as recognized in Front office software and data Operational Deposits Client cash deposits that are required for or related to the underlying transaction activity of their accounts, and accordingly, are historically more stable than other transient cash deposits %Pts Percentage points is the difference from one percentage value subtracted from another Quarter-over-quarter (QoQ) Sequential quarter comparison Return on equity (ROE) Net income less dividends on preferred stock divided by average common equity RWA Risk weighted assets SaaS Software as a service SCB Stress capital buffer Seasonal expenses Seasonal deferred incentive compensation expenses for retirement-eligible employees and payroll taxes SEC Securities Exchange Commission SPDR Standard and Poor's Depository Receipt SSGA State Street Global Advisors Year-over-year (YoY) Current period compared to the same period a year ago